September 22, 1997



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:  Hibernia Corporation
     Current Report on Form 8-K
     Commission File No. 1-10294

Dear Sirs:

      Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

      Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

      Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                              Very truly yours,


                              /s/ PATRICIA C. MERINGER
                              Patricia C. Meringer
                              Corporate Counsel and
                              Secretary

PCM/gbp
Enclosure

cc:  Joseph Lomnicky
     Ron E. Samford, Jr.
     Stephen D. M. Schuetz

g:\docshare\8-k\1997\sept22.doc




                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 22, 1997
                                                 __________________
                                                 September 17, 1997



                           Hibernia Corporation
            (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294           72-0724532
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-2486

Item 5.   Other Events.

     On September 17, 1997, the Registrant announced certain changes to its organization structure, including the resignation of an executive officer of the Registrant.


                               EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

28.35         News Release issued by the Registrant
               on September 17, 1997                     3


                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HIBERNIA CORPORATION
                               (Registrant)


Date: September 22, 1997      By:    /s/ Patricia C. Meringer
                                     Corporate Counsel and
                                     Secretary

                               EXHIBIT 28.35

NEWS RELEASE                                    HIBERNIA

For immediate release                       September 17, 1997

MEDIA INQUIRIES:
Jim Lestelle -- Manager,
  Corporate Communications
Office: (504) 533-5482;
Home: (504) 488-8826

INVESTOR INQUIRIES:
Trisha Voltz -- Manager,
  Investor Relations
Office: (504) 533-2180
Home: (504) 837-8287

               ORGANIZATIONAL CHANGES ANNOUNCED BY HIBERNIA

      NEW ORLEANS -- Hibernia Corporation today announced organizational changes that will put all southeast Louisiana banking -- both commercial and retail -- under one executive, strengthen the integration of retail marketing and support technology, and integrate credit policy with many loan-servicing functions.

      Stephen A. Hansel, Hibernia's president and CEO, described these changes, most of which are effective immediately:

     Hibernia's 10-parish Southeast Region, including greater New Orleans, will be led by Randall E. Howard, currently president and CEO of ArgentBank, as soon as a pending merger with ArgentBank is complete, probably at year-end. Both retail and commercial banking for the New Orleans area will report to Howard, who will be Southeast Region chairman. An expanded Hibernia role for Howard was anticipated earlier this summer when the merger agreement with ArgentBank was announced.

     Various retail business lines and support units will be coordinated by
     K. Kirk Domingos III, senior executive vice president for operational support functions. Domingos, whose title remains unchanged, will lead Hibernia's new Retail Arena and Technology area.

     Hibernia's current retail arena and Greater New Orleans executive, Richard L. "Ike" Stage, has resigned to pursue other interests.

     Virtually all loan portfolio servicing functions will be integrated under Hibernia's chief credit officer, Richard G. Wright, who is a senior executive vice president. Wright will assume responsibility for business banking loan servicing, other loan servicing and special assets.

      "This re-alignment is a partial outgrowth of our business process re-design effort, Vision 2000, and will bring better integration of various geographic, business-line and support roles. I believe it will take our developmental efforts to a new level," Hansel explained.

      Howard, 49, built a $760-million-asset, consumer-focused bank with 22 offices in the mid-southern Louisiana area. "Randy has led a significant public company in Louisiana and has demonstrated he knows how to do a great job for customers, employees and shareholders," Hansel said. "His general banking skills will make a significant contribution to Hibernia as we work to fully develop our potential as a truly high-performance financial services company."

      Domingos, 55, a 30-year banker with retail, commercial, operational, technological, human resources and marketing experience, will assume new responsibility for consumer lending, mortgage banking, alternative delivery, trust and personal asset management, and community development. He also will be responsible for retail product development, integrating it with back-room support.

      "Kirk shares my vision of delivering true value-added service and products conveniently and at a reasonable cost to the average retail customer and to small businesses," Hansel said. "He has a passion to make our retail effort work, and he has had a record of success integrating our huge operational area. This new role will bring his excellent organizational skills to bear on the refinement of products and delivery channels."

      State, 52, who came to Hibernia 18 months ago after a 34-year career at Huntington Bank in Ohio, said he appreciated the opportunity to help develop new retail initiatives but will seek different opportunities. "Ike has a great customer focus -- a real passion for service -- that made a big difference in a short time," Hansel said. "We wish him well in his new endeavors."

      Wright, 47, has been with Hibernia since 1992, serving as a senior manager in credit and asset quality areas and assuming his current role in 1996. Most of his career has been in banking, except for a period in the 1980s when he was president of a Texas-based, western sports-equipment manufacturing company. His expanded role will include small-business loan servicing, other loan servicing, including lending law, and special assets. "In addition to his credit policy responsibility, Rich has been responsible during the past 18 months for overseeing Vision 2000. He has demonstrated a capacity for this new role," Hansel said.

       Hibernia will be a $10.8-billion-asset organization following completion of pending mergers with ArgentBank, Unicorp Bancshares-Texas Inc. and Northwest Bancshares of Louisiana Inc. It would have 228 banking locations in 31 Louisiana parishes and five Texas counties. Hibernia would be either first, second or third in deposit market share in 27 Louisiana parishes and three Texas counties. Hibernia's Louisiana markets represent approximately 80% of the state's population and deposits. Its statewide Louisiana deposit market share would be 20%, and its loan share would be 21%.

      The company's common stock (HIB) is listed on the New York Stock Exchange. Hibernia news releases and product-and-service information are available through the company's internet site at http://www.hiberniabank.com.




































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